Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, R. Lucas Hamilton, CEO, President & Chief Accounting Officer of All State Properties Holdings, Inc., a Nevada corporation (the “Company”), hereby certify, to the best of my knowledge, that:

(1)

the Company’s Amendment No. 1 to it’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2011

/s/ R. Lucas Hamilton	/s/ R. Lucas Hamilton
R. Lucas Hamilton CEO (Principal Executive Officer)	R. Lucas Hamilton President & Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)